UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 9, 2004

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 9, 2004, Michael D. Eisner, Chief Executive Officer of The Walt Disney Company (the “Company”), delivered a letter to the Board of Directors of the Company stating that he plans to retire as Chief Executive Officer of the Company upon the conclusion of the term of his employment agreement on September 30, 2006.  The text of Mr. Eisner’s letter is furnished herewith as Exhibit 99(a).

Item 9.01 Financial Statements and Exhibits.

(c)            Exhibits.

99(a)                      Letter dated September 9, 2004 from Michael D. Eisner, Chief Executive Officer of The Walt Disney Company to members of the Board of Directors.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

	By:	/s/ David K. Thompson
David K. Thompson
Senior Vice President,
Deputy General Counsel – Corporate and
Corporate Secretary

Date: September 10, 2004